RUSH ENTERPRISES


Rush Enterprises

November 2020

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# DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, the duration and severity of the COVID-19 pandemic, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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# COMPANY OVERVIEW

- Full-service solutions provider to commercial vehicle industry
- 6,115 dedicated employees
- $5.8B in revenue in 2019
- 39,326 trucks sold in 2019
- 5.3% U.S. Class 8 market share in 2019
- 5.4% U.S. Class 4-7 market share in 2019
- Aftermarket revenues account for 65% of company gross profit
- Dual class share structure
- Quarterly cash dividend paid each quarter since Q3 2018; increased dividend in Q3 2020 from $0.13 to $0.14 per share
- Executed a 3:2 stock split in October 2020 and kept dividend of $0.14 per share


CUSTOMER
RUSH
ENTERPRISES
BOSS
POSITIVE ATTITUDE

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# COMPANY AT A GLANCE



Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers

Rush Truck Leasing
Rush Truck Insurance
House of Trucks
Momentum Fuel Technologies

Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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# ECONOMIC OUTLOOK AND COMMERCIAL VEHICLE MARKET

- Uncertainty due to COVID-19
- Government stimulus payments and state re-openings bolstered consumer spending, strengthening freight and spot rates in Q3
- Timing and amount of future stimulus uncertain
- Fed funds at all-time low
- ACT Research forecasts Class 8 and Class 4-7 2020 truck sales to increase in 2021, 2022 and 2023
- Strengthening freight rates increasing demand for stock and used trucks
- Used truck values improving
- Gradual recovery expected to continue in aftermarket
- Housing strong, energy weak, other sectors uncertain



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# LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $259.5M in cash as of September 2020
- $100M line of credit, no outstanding draws
- Continued investing in strategic initiatives
- Lifted temporary freeze on share repurchase program and increased dividend
- Rapidly implemented broad expense reduction measures
- Disciplined expense management approach as business returns to normal levels



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# U.S. RETAIL TRUCK SALES PROJECTIONS TO 2025



350
300
250
200
150
100
50
0
Units (Thousands)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E
2023E
2024E
2025E

| | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Class 8** | 174 | 199 | 188 | 224 | 253 | 197 | 197 | 256 | 281 | 186 | 221 | 265 | 260 | 186 | 217 |
| **Class 4-7** | 146 | 164 | 180 | 200 | 218 | 226 | 242 | 258 | 267 | 216 | 228 | 244 | 274 | 251 | 269 |

Source: ACT Research

Class 8 Class 4-7

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# STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $7B in annual revenue
  - 5% pre-tax profit margin
- Growth goals and opportunities
  - Grow parts revenue to $2B
  - Grow service and collision center revenue to $600M
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Increase RTL pre-tax margin to 7.0%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program



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# RUSH TRUCK CENTERS

- Largest commercial vehicle dealer group in North America
- 117 locations in 22 states
- 50% ownership of Rush Truck Centres of Canada, 14 International locations in Ontario
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Finance and insurance services
- More than 5M square feet of premium facilities



RUSH

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# RUSH TRUCK CENTERS NETWORK


Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Rush Truck Centres Canada

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# SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - More than $250M parts inventory
  - Genuine OEM and all-makes parts including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,379 service bays, 2,071 technicians; 25 collision centers
  - 463 mobile and embedded technicians
  - CNG/LNG service capabilities



Mobil
Delvac

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# TECHNOLOGY AND CUSTOMER SERVICE INNOVATION

- RushCare Parts Connect
- RushCare Service Connect
- RushCare Telematics Solutions
  - Custom fault code monitoring system
  - OEM/component supplier support
- RushCare Rapid Parts and Rapid Service call centers
- Nationwide call center and dedicated service concierge team
- Parts sales analytics to drive efficiencies and increase sales



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# ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 120% overall in 2019
- 119.4% in Q3 2020



ABSORPTION RATIO*
130%
110%
90%
70%
50%
96%
106%
114%
116%
114%
118%
116%
112%
121%
122%
120%
115%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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# QUALITY OF EARNINGS



REVENUE
Parts and Service 30%
Truck Sales 65%
Lease, Rental/Finance, Insurance/Other 5%



GROSS PROFIT
Truck Sales 27%
Lease, Rental/Finance, Insurance/Other 5%
Parts and Service 65%

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# RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
16.8
11.2
1.6
7.9
10.8
11.1
1.6
7.0
13.0
10.9
1.6
7.0
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
10.5
11.2
1.2
7.1
2015
2016
2017
2018
2019
2020E
Used
Light-duty
Medium-duty
Class 8

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# VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 59 locations, 11 states
- International, Class 5-8 – 42 locations, 9 states, 50% ownership of 14 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 33 locations, 9 states
- Isuzu, Class 4-5 – 26 locations, 9 states
- Mitsubishi FUSO, Class 4-5 – 5 locations, 3 states
- Blue Bird – 22 locations, 1 state
- Collins – 31 locations, 1 state
- Elkhart – 15 locations, 1 state
- IC Bus – 30 locations, 7 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 26 locations, 10 states
- Idealease – 19 locations, 9 states

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# CLASS 8 CUSTOMERS

- Rush Enterprises 2019 U.S. Class 8 market share – 5.3%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


Large Fleets
30-35%
5.3%
Mid-Size
Fleets
15-20%
Owner-
Operator
10-15%
Vocational
40-45%

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# CLASS 4-7 CUSTOMERS

- Rush Enterprises 2019 U.S. Class 4-7 market share – 5.4%
- Vocational and specialty markets
- Ready-to-Roll®
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.4%

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# RUSH TRUCK LEASING

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 45 locations including 4 captive shops
- 8,155 units in truck fleet, including cranes
- 1,404 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance
- Rental utilization and variable revenue negatively impacted by COVID-19



LEASING AND RENTAL REVENUE
Millions
$260
$250
$240
$230
$220
$210
$200
$190
$180
$208
$217
$238
$248
2016
2017
2018
2019

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# HISTORICAL RESULTS

| $ in Millions, except per share amounts | 2016 | 2017 | 2018 | 2019 | Nine Months Ended 9/30/2019 | Nine Months Ended 9/30/2020 |
|---|---|---|---|---|---|---|
| Revenue | $4,214.6 | $4,713.9 | $5,506.2 | $5,809.8 | $4,492.1 | $3,467.7 |
| Gross profit | $718.0 | $829.9 | $978.3 | $1,025.6 | $791.2 | $639.3 |
| Gross profit margin | 17.0% | 17.6% | 17.8% | 17.7% | 17.6% | 18.4% |
| Adjusted EBIT (1)* | $76.0 | $138.7 | $205.6 | $190.6 | $157.0 | $96.9 |
| Adjusted EBIT margin* | 1.8% | 2.9% | 3.7% | 3.3% | 3.5% | 2.8% |
| Net income | $40.6 | $172.1 | $139.1 | $141.6 | $117.8 | $73.9 |
| Adjusted net income (1)* | $46.0 | $89.3 | $154.9 | $141.6 | $117.8 | $73.9 |
| EPS (2) | $0.67 | $2.80 | $2.30 | $2.51 | $2.09 | $1.32 |
| Adjusted EPS (1)* | $0.75 | $1.45 | $2.57 | $2.51 | $2.09 | $1.32 |

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.
*Non-GAAP financial measure. See Appendix.

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# ADJUSTED RETURN ON INVESTED CAPITAL

| $ in Thousands | 2016 | 2017 | 2018 | 2019 | 9/30/2019 | 9/30/2020 |
|---|---|---|---|---|---|---|
| Total debt (GAAP) | $1,335,441 | $1,473,230 | $1,693,306 | $1,716,384 | $1,750,681 | $1,287,766 |
| Adjustments: | | | | | | |
| Debt related to lease and rental fleet | ($579,819) | ($598,512) | ($589,933) | ($661,191) | ($639,138) | ($616,998) |
| Floor plan notes payable | ($646,945) | ($778,561) | ($1,023,019) | ($996,336) | ($1,051,241) | ($613,700) |
| Adjusted total debt | $108,677 | $96,157 | $80,354 | $58,857 | $60,302 | $57,068 |
| Cash and cash equivalents | ($82,026) | ($124,541) | ($131,726) | ($181,620) | ($86,117) | ($259,543) |
| Adjusted net (cash) debt* | $26,651 | ($28,384) | ($51,372) | ($122,763) | ($25,815) | ($202,475) |
| Shareholders' equity | $862,825 | $1,040,373 | $1,066,928 | $1,159,493 | $1,137,253 | $1,227,073 |
| Adjusted invested capital* | $889,476 | $1,011,989 | $1,015,556 | $1,036,730 | $1,111,438 | $1,024,598 |
| Adjusted return on invested capital (1)* | 8.5% | 14.6% | 20.3% | 18.6% | 21.1% | 12.2% |

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results. Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure – see Appendix

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# FREE CASH FLOW

| $ in Thousands | 2016 | 2017 | 2018 | 2019 | Twelve Months Ended 9/30/2019 | Twelve Months Ended 9/30/2020 |
|---|---|---|---|---|---|---|
| Net cash provided by operations | $521,170 | $152,737 | $215,364 | $421,272 | $233,962 | $790,120 |
| Acquisition of property/equipment | ($196,965) | ($209,917) | ($238,260) | ($293,493) | ($292,634) | ($170,737) |
| Free cash flow* | $324,205 | ($57,180) | ($22,896) | $127,779 | ($58,672) | $619,383 |
| Adjustments: | | | | | | |
| Draws (payments) on floor plan financing, net | ($211,802) | $112,261 | $167,812 | ($104) | $85,697 | ($362,781) |
| Proceeds from lease/rental debt | $121,188 | $152,562 | $156,751 | $210,042 | $203,573 | $119,053 |
| Principal payments on lease/rental debt | ($168,644) | ($144,998) | ($163,734) | ($169,921) | ($169,339) | ($178,193) |
| Non-maintenance capital expenditures | $45,003 | $28,734 | $39,268 | $43,123 | $47,095 | $20,232 |
| Adjusted free cash flow* | $109,950 | $91,379 | $177,201 | $210,919 | $108,354 | $217,694 |

*Non-GAAP financial measure. See Appendix.

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Rush Enterprises

November 2020

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more.

# APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to asses the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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# APPENDIX RECONCILIATION

Adjusted Net Income and EPS

| $ in Millions, except per share amounts | 2016 | 2017 | 2018 | 2019 | Nine Months Ended 9/30/2019 | Nine Months Ended 9/30/2020 |
|---|---|---|---|---|---|---|
| Net income | $40,582 | $172,129 | $139,062 | $141,583 | $117,829 | $73,862 |
| Adjustments: | | | | | | |
| Restructuring charges, net of tax | $5,425 | – | – | – | – | – |
| ERP platform write-off, net of tax | – | – | $15,886 | – | – | – |
| Tax adjustment | – | ($82,862) | – | – | – | – |
| Adjusted Net Income* (1) | $46,007 | $89,267 | $154,948 | $141,583 | $117,829 | $73,862 |
| Diluted shares outstanding EPS | 60,904 | 61,470 | 60,439 | 56,356 | 56,438 | 55,929 |
| EPS (2) | $0.67 | $2.80 | $2.30 | $2.51 | $2.09 | $1.32 |
| Adjusted EPS* (2) | $0.75 | $1.45 | $2.57 | $2.51 | $2.09 | $1.32 |

*Non-GAAP financial measure – see Appendix.

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.

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# APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

| $ in Thousands | 2016 | 2017 | 2018 | 2019 | Nine Months Ended 9/30/2019 | Nine Months Ended 9/30/2020 |
|---|---|---|---|---|---|---|
| Net Income | $40,582 | $172,129 | $139,062 | $141,583 | $117,829 | $73,862 |
| Adjusted Net Income* | $46,007 | $89,267 | $154,948 | $141,583 | $117,829 | $73,862 |
| Provision for Income Taxes | $29,372 | $47,132 | $44,107 | $47,940 | $38,349 | $24,247 |
| Interest expense | $14,279 | $12,310 | $19,682 | $28,807 | $23,120 | $8,031 |
| Depreciation and amortization | $51,261 | $50,069 | $70,489 | $55,372 | $40,552 | $43,269 |
| Asset impairment/charge, net of tax | – | – | ($15,886) | – | – | – |
| (Gain) Loss on sales of assets | ($1,755) | $105 | ($297) | $102 | $12 | ($1,807) |
| EBITDA* | $139,164 | $198,883 | $273,043 | $273,804 | $219,862 | $147,602 |
| Adjustments: | | | | | | |
| Interest expense associated with floor plan notes payable | ($11,901) | ($10,121) | ($17,839) | ($27,811) | ($22,306) | ($7,444) |
| Adjusted EBITDA* | $127,263 | $188,762 | $255,204 | $245,993 | $197,556 | $140,158 |
| Depreciation and amortization | ($51,261) | ($50,069) | ($49,580) | ($55,372) | ($40,552) | ($43,269) |
| Adjusted EBIT* | $76,002 | $138,693 | $205,624 | $190,621 | $157,004 | $96,889 |

*Non-GAAP financial measure

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